                                POWER OF ATTORNEY

      LET IT BE KNOWN That each person whose signature appears below appoints John L. Steinkamp, and Robert A. Nikels, jointly and severally, his attorneys-in fact, with power of substitution, for him in all capacities, to sign all amendments and/or post-effective amendments to the Registration Statement of Lincoln National Managed Fund, Inc. under the Securities Act of 1933 and/or the Investment Company Act of 1940, and to file such amendments and/or post-effective amendments (with exhibits) with the Securities and Exchange Commission, ratifying all that each attorney-in-fact may do or cause to be done by virtue of this power.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Fort Wayne, and State of Indiana, on the 3d day of March, 1983.


                            LINCOLN NATIONAL MANAGED FUND, INC.


                            By     /s/ Peter J. Cross
                               ----------------------------------
                                   Peter J. Cross, Chairman
                                  of the Board and President


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                          Title                        Date
      ---------                          -----                        ----


/s/ Peter J. Cross               Director                             3/3/83
    ---------------------        (Principal Executive
    Peter J. Cross               Officer)



/s/ John B. Borsch, Jr.          Director                             3/3/83
    ---------------------
    John B. Borsch, Jr.

                            (Continued on next page)

      Signature                          Title                        Date
      ---------                          -----                        ----


/s/ Roxanne Decyk                Director                             2/28/83
    ---------------------
    Roxanne Decyk


/s/ Stanley R. Nelson            Director                             3/3/83
    ---------------------
    Stanley R. Nelson


/s/ Robert A. Nikels             Vice President                       3/3/83
    ----------------------       (Principal Accounting
    Robert A. Nikels             Officer)



/s/ Max A. Roesler              Treasurer                             3/3/83
    ---------------------       (Principal Financial
    Max A. Roesler              Officer)